SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 28, 1995


                                 PRESSTEK, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-17541             02-0415170
(State or other jurisdiction      (Commission       (I.R.S. Employer
    of incorporation)             File Number)      Identification No.)


  8 Commercial Street, Hudson, New Hampshire             03051-3907
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (603) 595-7000

     ____________________________________________________________
     Former name or former address, if changed since last report


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Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1)

     (i) On December 28, 1995, Presstek, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its principal independent accountant.

     (ii) Neither of Deloitte & Touche's reports on the financial statements of the Company for the fiscal years ended December 31, 1994 or December 31, 1993 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles (except for the change in the method of accounting for debt and equity securities effected January 1, 1994, to conform to SFAS No. 115).

     (iii) The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     (iv) A. It is the Company's opinion that during the fiscal years ended December 31, 1994 and December 31, 1993 and during the period from January 1, 1995 through December 28, 1995, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event. Deloitte & Touche, however, has advised the Company that it considers the following item to be a disagreement:

     During the course of its audit of the Company's financial statements for the fiscal year ended December 31, 1994 the Company notified Deloitte & Touche that:

          The Company has been advised that the Securities and Exchange Commission (the "Commission") has entered a formal order of private investigation with respect to certain activities by certain unnamed persons and entities in connection with the securities of the Company. In that connection, the Company has received a subpoena duces tecum requesting it to produce certain documents and has complied with the request. The Company has not been advised by the Staff of the Commission that the Staff intends to recommend to the Commission that it initiate a proceeding against the Company in connection with the foregoing investigation.

     Management of the Company initially proposed to include disclosure of this matter under Item 5, Market for the Registrant's Common Equity and Related Stockholder Matters, in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "1994 10-K"), while declining to include parallel disclosure in the notes to the Company's financial statements included in the 1994 10-K.

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     Deloitte & Touche  advised  the  Company  that  "Because  of the  potential significance of such an investigation to the readers of the Company's financial statements we [Deloitte & Touche] concluded that generally accepted accounting principles and Rule 4- 01 of Securities and Exchange Commission Regulation S-X require that disclosure of this matter be included in the notes to the Company's financial statements. The disclosure was included as Note 11, Other Information, to the financial statements."

     As noted above, the disclosure of the investigation was included in the notes to the Company's financial statements included in the 1994 10-K.

     B. The issue of the disclosure of the SEC investigation in the Company's financial statements was discussed with the engagement partner of Deloitte & Touche and certain members of the Company's Board of Directors and the Company's Chief Financial Officer.

     C. The Company has authorized Deloitte & Touche to respond fully to any inquiries the successor accountant to be engaged by the Company may have concerning the above matters.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c). Exhibits.

     16. Letter from Deloitte & Touche LLP regarding change in certifying accountant (to be filed by amendment).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PRESSTEK, INC.

                                          By: /s/ RICHARD A. WILLIAMS
                                                  Richard A. Williams
                                                  Executive Vice-President
                                                  (Duly authorized officer)

Date: January 3, 1996

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